SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             BT INSTITUTIONAL FUNDS
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                             BT INSTITUTIONAL FUNDS

                         Institutional Daily Assets Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held October 8, 1999

         A Special Meeting of shareholders of BT Institutional Funds (the "Trust") will be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, MD 21202 on October 8, 1999 at 11:00 a.m. (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts, that is comprised of Institutional Daily Assets Fund (the "Fund") and Institutional Cash Management Fund, Institutional Cash Reserves, Institutional Treasury Money Fund, International Equity Fund Classes I and II, Equity 500 Index Fund, Institutional Liquid Assets Fund and Institutional Treasury Assets Fund, which are not addressed in the accompanying Proxy Statement ("Proxy Statement").

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

          PROPOSAL I:                            To approve or disapprove new
                                            investment advisory agreements (each
                                            a "New Advisory Agreement" and
                                            together the "New Advisory
                                            Agreements") for the Trust:

                                                 A. To approve or disapprove a
                                            New Advisory Agreement between the
                                            Trust and Bankers Trust Company
                                            ("Bankers Trust")(the "New BT
                                            Advisory Agreement").

                                                 B. To approve or disapprove a
                                            New Advisory Agreement between the
                                            Trust and Morgan Grenfell Inc.
                                            ("MGI" and, together with Bankers
                                            Trust, the "Advisers")(the "New MGI
                                            Advisory Agreement") to be
                                            implemented within two years of the
                                            date of the Special Meeting upon
                                            approval of the members of the
                                            Trust's Board of Trustees, who are
                                            not "interested persons"
                                            ("Independent Trustees")(as defined
                                            in the Investment Company Act of
                                            1940, as amended (the "Act")).

                                                 C. To approve or disapprove a
                                            new sub-investment advisory
                                            agreement (the "New Sub-advisory
                                            Agreement," which term, unless
                                            otherwise specified, is included
                                            within the meaning of New Advisory
                                            Agreements) among the Trust, MGI and
                                            Bankers Trust under which Bankers
                                            Trust may perform certain of MGI's
                                            responsibilities, at MGI's expense,
                                            under the New MGI Advisory Agreement
                                            with the Trust upon approval of the
                                            Independent Trustees.

         PROPOSAL II:                            To elect Trustees of the Trust
                                            to hold office until their
                                            respective successors have been duly
                                            elected and qualified or until their
                                            earlier resignation or removal.

         PROPOSAL III:                      To ratify or reject the selection of
                                            PricewaterhouseCoopers LLP as the
                                            independent accountants for the
                                            Fund's current fiscal year.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

         The New Advisory Agreements described in Proposals IA, IB and IC, respectively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Trust. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amounts of assets to be managed and the fees paid to the applicable investment subadviser with and upon the approval of the Board and the Independent Trustees. As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. MGI is, and as a result of this transaction, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Advisory Agreement with MGI described in Proposal IB and the New Sub-advisory Agreement with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the approval of the Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agreement with MGI is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

         The close of business on July 22, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

         This notice and related proxy material are first being mailed to shareholders on or about August 23, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                              By Order of the Board of Trustees,

                                              Daniel O. Hirsch, Secretary

New York, New York
August 23, 1999

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    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
        DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
           ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR
            SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE
             INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD
                         IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-732-6168.

                             BT INSTITUTIONAL FUNDS

                         Institutional Daily Assets Fund

                                One South Street
                            Baltimore, Maryland 21202


             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 8, 1999

         This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Institutional Funds (the "Trust") with respect to the Institutional Daily Assets Fund (the "Fund") for use at the special meeting of the Trust to be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202 on October 8, 1999 at 11:00 a.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about August 23, 1999.

         The Trust is comprised of several series. The Fund is a separate series of the Trust, along with seven other funds, which are not addressed in this Proxy Statement.

         For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

         The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

         PROPOSAL I:                      To approve or disapprove new
                                          investment advisory agreements (each a
                                          "New Advisory Agreement" and together
                                          the "New Advisory Agreements") for the
                                          Trust:

                                               A. To approve or disapprove a New
                                          Advisory Agreement between the Trust
                                          and Bankers Trust Company ("Bankers
                                          Trust")(the "New BT Advisory
                                          Agreement").

                                               B. To approve or disapprove a New
                                          Advisory Agreement between the Trust
                                          and Morgan Grenfell Inc. ("MGI" and,
                                          together with Bankers Trust, the
                                          "Advisers") (the "New MGI Advisory
                                          Agreement") to be implemented within
                                          two years of the date of the Special
                                          Meeting upon approval of the members
                                          of the Trust's Board of Trustees, who
                                          are not "interested  persons" thereof
                                          ("Independent Trustees") (as defined
                                          in the Investment Company Act of 1940,
                                          as amended (the "Act")).

                                               C. To approve or disapprove a new
                                          sub-investment advisory agreement (the
                                          "New Sub-advisory  Agreement,"  which
                                          term, unless otherwise  specified,  is
                                          included within the meaning of the New
                                          Advisory Agreements) among the Trust,
                                          MGI and Bankers Trust under which
                                          Bankers Trust may perform certain of
                                          MGI's responsibilities, at MGI's
                                          expense, under the New MGI Advisory
                                          Agreement with the Trust upon approval
                                          of the Independent Trustees.

         PROPOSAL II:                     To elect Trustees of the Trust to
                                          hold office until their respective
                                          successors have been duly elected and
                                          qualified or until their earlier
                                          resignation or removal.

         PROPOSAL III:                    To ratify or reject the selection of
                                          PricewaterhouseCoopers LLP as the
                                          independent accountants for the Fund
                                          for the current fiscal year.

         The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

         Among the proposals, the shareholders of the Trust are to consider the election of Charles P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr., and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Trust. Dr. Herring and Messrs. Biggar and Langton currently serve on the Board of the Trust (the "Board") and Dr. Gruber and Messrs. Dill, Saunders and Van Benschoten serve as Trustees of various other investment companies within the Bankers Trust family of funds. To ensure adherence by the Trust to Section 15(f) of the Act, only Mr. Hale will be an "interested person" (within the meaning of Section 2(a)(19) of the Act) of the Fund following the Merger (as defined herein) and the approval of the New Advisory Agreements.

         Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         The Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 1998, as well as the Semi-Annual Report of the Fund (each a "Report"), have previously been furnished to the Fund's shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-368-4031.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

         Bankers Trust will vote any shares in accounts as to which it has investment authority, and shares in any other accounts as to which Bankers Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Bankers Trust will vote shares of the Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Bankers Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Bankers Trust for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is commonly referred to as "mirror" or "echo" voting.

         In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or Fund (as applicable) entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

         Shareholders of record at the close of business on July 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 7,101,932,304.580 shares of the Fund were issued and outstanding.

         In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

o        indicate your instructions on the Proxy;
o        date and sign the Proxy; and
o        mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Funds

         Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by (i) the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund, (ii) the Trustees and Trustee Nominees, (iii) the executive officers of the Fund, and (iv) the Trustees and executive officers of the Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

         Collectively, the Trustees and officers of the Trust own less than 1% of the Fund's outstanding shares.

Background

         The Fund. As indicated earlier, the Fund is a separate series of the Trust. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser and custodian of the Fund. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation ("BT Corporation"), located at (One Bankers Trust Plaza), New York, New York 10006, a registered bank holding company organized under the laws of the State of New York. As discussed later in this Proxy Statement, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank, A.G. ("Deutsche Bank"), located at 31 West 52 Street, New York, NY

10019. ICC Distributors, Inc., located at Two Portland Square, Portland,
Maine 04101 serves as the principal underwriter of the Fund. ICC Distributors, Inc. is not affiliated with Bankers Trust, Deutsche Bank or any of their affiliates.

                             PROPOSALS IA, IB and IC

                       APPROVAL OF NEW ADVISORY AGREEMENTS

         The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreement pursuant to which services were provided to the Fund. In addition the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amounts of assets to be managed and the fees paid to the applicable investment subadviser with and upon the approval of the Board and of the Independent Trustees. As more fully discussed below, approval of the New Advisory Agreements, which provides for the same services to be provided at the same fees, is generally occasioned by the Merger (as defined herein) pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Advisory Agreement described in Proposal IB and the New Sub-advisory Agreement with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the approval of the Independent Trustees, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.


The Prior Advisory Agreement.

         The Prior Advisory Agreement. Prior to June 4, 1999, Bankers Trust served as investment adviser to the Fund (as discussed earlier) pursuant to an investment advisory agreement between Bankers Trust and the Fund (the "Prior Advisory Agreement"). The Prior Advisory Agreement was initially approved by the Board, including a majority of the Independent Trustees.

         The date of the Prior Advisory Agreement was August 6, 1996. The Prior Advisory Agreement was most recently approved by the Trustees on March 8, 1999. The advisory fee rate is 0.15%. The amount paid by the Trust for the prior fiscal year for services rendered to the Fund pursuant to the Prior Advisory Agreement was $4,260,363.00.(1)

         The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly-owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

         As a result of the Merger, BT Corporation became a wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the

1 Pursuant to an Expense Limitation Agreement between Bankers Trust and the Trust, the total fund operating expenses for the Fund are capped for the current fiscal year. The fee and fee rate shown does not reflect the cap.

Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999, were US $19.6 billion.

         Impact of the Merger on the Prior Advisory Agreement. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

         While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Prior Advisory Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly-owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreement with Bankers Trust.

         On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without obtaining prior shareholder approval, of the New BT Advisory Agreement during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New BT Advisory Agreement is approved or disapproved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreement, provided that these fees would be held in escrow pending shareholder approval of the New BT Advisory Agreement. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to the Adviser and Bankers Trust under the New BT Advisory Agreement have been held in an interest-bearing escrow account and the Fund expects to continue to deposit these fees in such account until approval of the New BT Advisory Agreement by the shareholders of the Fund has been obtained. If the New BT Advisory Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Fund. As of June 30, 1999, the amount in escrow totaled $609,666.96.

         The shareholders of the Fund are not being asked to approve or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Advisory Agreement and to approve the New Advisory Agreements for the Fund. Other than the parties and the dates of execution, effectiveness, and initial term of the agreement, the New Advisory Agreements will contain substantially the same terms and conditions as the Prior Advisory Agreement. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amounts of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trustees. The advisory fee rate charged to the Trust under the Prior Advisory Agreement has continued to apply under the New BT Advisory Agreement and would continue to apply under the New MGI Advisory Agreement. MGI, and not the Trust, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. The Sub-advisory fees would be paid by MGI directly to the subadviser. In addition, the Advisers have advised the Fund that it can expect to continue to receive the same level and quality of services under the New BT Advisory Agreement as it received under the Prior Advisory Agreement. The Advisers have represented to the Board that in the event of any material change in the investment management personnel of the Advisers responsible for providing services to the Fund, the Advisers will apprise and consult with the Board to ensure that the Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

         The New Advisory Agreements. The form of the New Advisory and Sub-advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or by the shareholders of the Fund, provided that they are also approved by a majority of the Independent Trustees. The terms and conditions of the New Advisory Agreements, other than the parties and the dates of execution, effectiveness and initial term, are substantially the same as those of the Prior Advisory Agreement. In addition, the form of the New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the applicable investment subadviser with and upon approval of the Board and the Independent Trustees. The New BT Advisory Agreement became effective as of June 4, 1999, the date of the consummation of the Merger.

         If the New MGI Advisory Agreement and/or the New Subadvisory Agreement is approved, Bankers Trust will continue to perform its advisory duties under the New BT Advisory Agreement until the New MGI Advisory Agreement and/or the New Subadvisory Agreement, as applicable, is implemented. MGI, as Adviser, and Bankers Trust, as subadviser, would perform its respective advisory duties and be paid its respective advisory fees only upon implementation of the applicable New Advisory Agreement.

         Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreement, each of the Advisers agrees to furnish the Fund with investment advisory and other services in connection with a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolios. Subject to the supervision and control of the Board, each of the Advisers agrees to (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreements in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the Fund's investment objectives and policies as stated in the Prospectus and Statement of Additional Information of the Fund, as from time to time in effect, and the Fund's then current registration statement on Form N-1A as filed with the Commission and the then current offering Memorandum if the Fund is not registered under the 1933 Act, (c) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Fund and (e) maintain books and records with respect to the securities transactions of the Fund and render to the Board such periodic and special reports as they may request.

         The Advisory Fee. The investment advisory fee rate charged to the Trust under the New BT Advisory Agreement and the New MGI Advisory Agreement is the same as the investment advisory fee rate charged under the Prior Advisory Agreement. As noted above, the investment advisory fee payable under the New Sub-advisory Agreement would be paid by MGI, not the Trust, and may vary from time to time, subject to approval of the Board, including a majority of the Independent Trustees.

         Bankers Trust is paid a fee under the New BT Advisory Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.15% of the Fund's average daily net assets.

         Generally. If approved, the New Advisory Agreements, as applicable, will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Prior Advisory Agreement, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Fund (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

         The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Trust bears certain other expenses including the fees of the Board. The Trust also pays any extraordinary expenses incurred.

         Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Trust or the Fund or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

         Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Fund, Bankers Trust serves as investment adviser to 31 other investment companies and investment subadviser to 34 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management.

         The names, businesses addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

                   NAME AND ADDRESS                                         PRINCIPAL OCCUPATION

Josef Ackermann                                         Chairman of the Board, Chief Executive Officer and
Deutsche Bank A.G.                                      President, Bankers Trust Company; Member, Board of Managing
Taunusanlage 12                                         Directors, Deutsche Bank A.G.
D-60262 Frankfurt am Main
Federal Republic of Germany

Hans Angermueller                                       Shearman & Sterling, of counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Mr. George B. Beitzel                                   Director, Computer Task Group, Inc.; Director, Phillips
29 King Street                                          Petroleum Company; Director, TIG Holdings Inc.
Chappaqua, NY  10514-3432

Mr. William R. Howell                                   Chairman Emeritus, J.C. Penney Company, Inc.; Director,
J.C. Penney Company, Inc.                               Exxon Corporation; Director, Halliburton Company; Director,
P.O. Box 10001                                          National Organization on Disability; Director, National
Dallas, TX  75301-1109                                  Retail Federation; Director and Chairman, Southern Methodist
                                                        University Board of Trustees; Director, Warner-Lambert
                                                        Company; Director, The Williams Companies, Inc.

Hermann-Josef Lamberti                                  Member, Board of Managing Directors, Deutsche Bank A.G.
Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                                            Regional Chief Executive Officer, Deutsche Bank Americas
Deutsche Bank A.G.                                      Holding Corp.
31 West 52nd Street
New York, NY  10019

Ronaldo H. Schmitz                                      Member, Board of Managing Directors, Deutsche Bank A.G.
Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

         In addition to serving as investment adviser to the Fund, Bankers Trust also serves as administrator, transfer agent and custodian of the Fund. These services will continue to be provided by Bankers Trust after approval of the New Advisory Agreements. The Trust paid fees to Bankers Trust in the amount of $258,600 for these services for the most recently completed fiscal year.

         MGI. MGI is a corporation organized under the laws of the State of Delaware and is a registered investment adviser under the Advisers Act. It is located at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and is subadviser to five other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, London, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at Great Winchester Street, London, England, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients worldwide. (See Annex II for a list of those investment companies that MGI advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.)

         The names, business addresses and principal occupations of the current directors and chief executive officer of MGI are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI constitute their principal occupation.




                           NAME AND ADDRESS                                PRINCIPAL OCCUPATION

         Richard Marin                                         President and Director, Morgan Grenfell
         280 Park Avenue                                       Inc.; Managing Director, Deutsche Bank, A.G.
         New York, NY  10017


         David Westover Baldt                                  Executive Vice President and Director,
                                                               Morgan Grenfell Inc.

         Joan A. Binstock                                      Chief Operating Officer, Secretary,
                                                               Treasurer and Director, Morgan Grenfell Inc.

         Audrey Mary Theresa Jones                             Executive Vice President, Portfolio Manager
                                                               and Director, Morgan Grenfell Inc.


         Robert H. Smith                                       Chairman and Director, Morgan Grenfell Inc.;
                                                               Chief Executive Officer, Morgan Grenfell
                                                               Asset Management; Chairman and Chief
                                                               Executive Officer, Morgan Grenfell
                                                               Development Capital

         Steven Schneider                                      Managing Director, Deutsche Bank A.G.
         280 Park Avenue
         New York, NY  10017


Section 15(f) of the Act

         Section 15(f) of the Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

         First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the
Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Advisers have advised the Board that there are no circumstances arising from the Merger that might result in an "unfair burden" (within the meaning of section 15(f) of the Act) being imposed on the Trust. After conducting its reviews of the Advisers and of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreement and its request that the Board approve the New Advisory Agreements, the Board was satisfied that it had received and appropriately considered the relevant factors and, after consultation with counsel, the Board determined to approve the New Advisory Agreements.

         The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Board must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Advisers.


Additional Information

         On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

         As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The Commission has granted Bankers Trust a temporary order under
Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers

Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board.

Recommendation of the Board

         At a meeting of the Board held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreement, the Board, including the Independent Trustees, unanimously approved the New BT Advisory Agreement. In reaching this conclusion, the Board obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as they deemed reasonably necessary to approve Bankers Trust as investment adviser to the Trust. Additionally, the Board considered a number of factors, including, among other things, the continuity of the management of the Trust after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Fund; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreement contains substantially the same terms and conditions as the Prior Advisory Agreement. Based on the factors discussed above and others, the Board determined that the New BT Advisory Agreement is fair and reasonable and in the best interest of the Fund and its shareholders.

         At meetings of the Board held on July 15 and July 27, 1999 called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreement and the New Sub-advisory Agreement, the Board obtained from Deutsche Bank and MGI such information as it deemed reasonably necessary to approve MGI as investment adviser to the Fund. Representatives of Deutsche Bank and MGI made detailed presentations at the July 15th and July 27th meetings with respect to, among other factors, the organizational structure, assets under management, asset management services, financial condition and business plan of MGI. The Board considered the same factors described above for the New BT Advisory Agreement with regard to the New MGI Advisory Agreement and the New Sub-advisory Agreement. The Board also considered a number of other factors, including the capacity of MGI to perform its duties under the New Advisory Agreements; the high degree of continuity of investment management personnel expected to be available to the Fund because most of the personnel of Bankers Trust who provided services under the Prior Advisory Agreement will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Fund and the Trust from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI as an investment adviser, as reflected in its amount of assets under management, and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Board considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Advisory Agreement will provide the Fund and the Trust with an investment adviser registered under the Advisers Act.

         The Board was apprised that the deferral in implementing the New MGI Advisory Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Board that the New MGI Advisory Agreement and the New Sub-advisory Agreement would be implemented only upon the approval of the Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements. At the July 27th meeting of the Board, a majority of the Board, including a majority of the Independent Trustees, approved the New MGI Advisory Agreement and the New Sub-advisory Agreement.

         Based on the factors discussed above and others, the Board determined that the New MGI Advisory Agreement and the New Sub-Advisory Agreement are fair and reasonable and in the best interest of the shareholders.

         In addition, at meetings held on March 24 and April 21, 1999 the Board, including the Independent Trustees, also were apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

         Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

         If the New BT Advisory Agreement is approved by the shareholders, it will continue in effect as described above. If the New BT Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to the New BT Advisory Agreement will be paid over to the Trust. In such event, the Board will consider what other action is appropriate based upon the interests of the shareholders. If the New MGI Advisory Agreement and/or the New Sub-advisory Agreement are not approved by the shareholders, the New BT Advisory Agreement, if it has been approved by the shareholders, will continue in effect in accordance with its terms while the Board considers whether and the extent to which other action is appropriate based upon the interests of the shareholders.

                                   PROPOSAL II

                   ELECTION OF BOARD OF TRUSTEES OF THE TRUST

         Trustees constituting the entire Board are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trustees and nominated by the full Board at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Richard J. Herring, Charles P. Biggar and Bruce E. Langton are currently Trustees of the Trust. No Trustee or Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of the Trust. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board may recommend.

         The following table sets forth the names, ages, position with the Trust, and principal occupation of each Trustee Nominee:



                                TRUSTEE NOMINEES
Name and Age                  Position with Trust    Principal Occupations During Last Five Years
---------------------------   -------------------    --------------------------------------------
Charles P. Biggar(1)+           Trustee of Trust     Retired; formerly, Vice President of International Business Machines
Age:  68                           since 1990        ("IBM") and President of the National Services and Field Engineering
                                                     Divisions of IBM.

S. Leland Dill(2)                                    Retired; Director, Coutts (U.S.A.) International; Director, Phoenix-Zweig
Age:  69                                             Trust(4) and Phoenix-Euclid Market Neutral Fund(4); former Partner of KPMG
                                                     Peat Marwick; Director, Vintners International Company Inc.; Director,
                                                     Coutts Trust Holdings Ltd.; Director, Coutts Group; General Partner,
                                                     Pemco(3).

Martin J. Gruber(2)                                  Nomura Professor of Finance, Leonard N. Stern School of Business, New York
Age:  62                                             University (since 1964); Trustee, TIAA(4); Trustee, SG Cowen Mutual
                                                     Funds(4); Trustee, Japan Equity Fund(4); Trustee, Taiwan Equity Fund(4).

Richard Hale*                                        Managing Director, Deutsche Asset Management; Director, Flag Investors
Age:  54                                             Fund(4); Managing Director, BT Alex. Brown Incorporated; Director and
                                                     President, Investment Company Capital Corp.

Richard J. Herring(1)+          Trustee of Trust     Jacob Safra Professor of International Banking, Professor of Finance and
Age:  53                           since 1990        Vice Dean, The Wharton School, University of Pennsylvania (since 1972).

Bruce E. Langton(1)+            Trustee of Trust     Retired; Trustee, Allmerica Financial Mutual Funds (1994 to present);
Age:  68                           since 1990        Member, Pension & Thrift Plans and Investment Committee, Unilever U.S.
                                                     Corporation (1989 to present)(3);  Director, TWA Pilots Directed Account
                                                     Plan and 401K Plan (1988 to present)(4).

                                      -15-


Name and Age                  Position with Trust    Principal Occupations During Last Five Years
---------------------------   -------------------    --------------------------------------------
Philip Saunders, Jr.(2)                              Principal, Philip Saunders Associates (Economic and Financial Analysis);
Age:  63                                             Former Director, Financial Industry Consulting, Wolf and Company;
                                                     President, John Hancock Home Mortgage Corporation; Senior Vice President of
                                                     Treasury and Financial Services, John Hancock Mutual Life Insurance
                                                     Company, Inc.

Harry Van Benschoten(2)                              Retired; Director, Canada Life Insurance Corporation of New York.
Age:  71



------------------
*    "Interested Person" within the meaning of Section 2(a)(19) of the Act.
     Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
+    Member of the Audit Committee.
(1) Holds one other trusteeship in the Bankers Trust Fund Complex, as defined herein.
(2) Holds two other trusteeships in the Bankers Trust Fund Complex, as defined herein.
(3) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(4)  An investment company registered under the Act.

         The Board has established an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust, and reports on these matters to the Board. The Independent Trustees, who constitute 100% of the membership of the current Board, select and nominate the new trustee nominees who are not "interested persons," as defined under the Act, of the Trust. The Board does not have a compensation committee. During 1998, the Board held four meetings and the Audit Committee held two meetings. No Trustee attended less than 75% of the applicable meetings.

         If Richard Hale is elected, he will not be a member of the Audit Committee.

         The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust and Bankers Trust Fund Complex (as defined below) during the most recent calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust and Bankers Trust Fund Complex.



-------------------------- --------------- ------------------------- --------------- ------------------------
                                                                       Estimated
                             Aggregate      Pension or Retirement        Annual        Total Compensation
                            Compensation     Benefits Accrued as     Benefits upon      From the Complex
Name of Trustee            from the Trust   Part of Trust Expenses     Retirement       Paid to Trustees
-------------------------- --------------- ------------------------- --------------- ------------------------
Charles P. Biggar                $11,107           N/A                       N/A           $36,250
-------------------------- --------------- ------------------------- --------------- ------------------------
S. Leland Dill                       N/A           N/A                       N/A           $36,250
-------------------------- --------------- ------------------------- --------------- ------------------------
Martin J. Gruber                     N/A           N/A                       N/A           $36,250
-------------------------- --------------- ------------------------- --------------- ------------------------
Richard Hale                         N/A           N/A                       N/A               N/A
-------------------------- --------------- ------------------------- --------------- ------------------------
Richard J. Herring               $23,625           N/A                       N/A           $35,000
-------------------------- --------------- ------------------------- --------------- ------------------------
Bruce E. Langton                 $23,625           N/A                       N/A           $35,000
-------------------------- --------------- ------------------------- --------------- ------------------------
Philip Saunders, Jr.                 N/A           N/A                       N/A           $36,250
-------------------------- --------------- ------------------------- --------------- ------------------------
Harry Van Benschoten                 N/A           N/A                       N/A           $36,250
-------------------------- --------------- ------------------------- --------------- ------------------------



------------------

* The "Bankers Trust Fund Complex" consists of the Trust as well as BT Investment Funds, BT Pyramid Mutual Funds, BT Advisor Funds and BT Insurance Funds Trust (collectively, the "BT Funds"), as well as the portfolios into which those series of the BT Funds which have a master feeder structure invest.

         The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years, of the officers of the Trust.



Name and Age                                                 Position with Trust and Principal Occupations
-----------------                                            ---------------------------------------------
John A. Keffer                                               President and Chief Executive Officer
Age:  56                                                     since 1998; President, Forum Financial Group L.L.C. and
                                                             its affiliates; President, ICC Distributors, Inc.*

Daniel O. Hirsch                                             Secretary since 1998; Director, Deutsche Asset
Age:  45                                                     Management since 1999; Director, BT Alex. Brown
                                                             Incorporated and Investment Company Capital Corporation,
                                                             1998-99; Associate General Counsel, Office of General
                                                             Counsel, United States Securities and Exchange Commission,
                                                             1993-1998.

Charles A. Rizzo                                             Treasurer since 1999; Vice President and Department
Age:  41                                                     Head, Deutsche Asset Management since 1998; Senior
                                                             Manager, PricewaterhouseCoopers LLP 1993-98.

------------------
* Underwriter/Distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Recommendation of the Board

         At a meeting of the Board held on July 27, 1999, the Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Board obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the desirability of maintaining adherence to

Section 15(f) of the Act. Based on the factors discussed above and others, the Board determined that the election of the Trustee Nominees is in the best interest of the Trust and its shareholders.

         Therefore, after careful consideration, the Board, including the Independent Trustees, recommend that the shareholders of the Trust vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

         If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Trust's shareholders.

                                  PROPOSAL III

         RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                      INDEPENDENT ACCOUNTANTS FOR THE FUND

         The Board, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Fund for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Fund since the date of the Fund's inception and has advised the Trust that they have no direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

         Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Trust vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                  VOTE REQUIRED

         Approval of Proposals IA, IB and IC with respect to the Trust's New Advisory Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Fund. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund present and voting at the special meeting. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which requires the approval of a specified percentage of the outstanding shares of the Fund.

         Approval of Proposal II with respect to the Trustee Nominees requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

         Approval of Proposal III with respect to the selection of the independent accountants of the Fund requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for the Fund. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

--------------------------------------------------------------------------------
        THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
      SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS IA, IB, IC, II AND III.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

         The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

         Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

         Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-732-6168.

--------------------------------------------------------------------------------
     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND
       WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN
           THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE,
               UNLESS THEY ARE VOTING BY TELEPHONE OR THROUGH THE
                  INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN
                               THE UNITED STATES.
--------------------------------------------------------------------------------

                                      By Order of the Board of Trustees,


                                      Daniel O. Hirsch, Secretary

August 23, 1999

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND
         THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE
         URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN
               THE ACCOMPANYING ENVELOPE (UNLESS YOU ARE VOTING BY
                       TELEPHONE OR THROUGH THE INTERNET).
--------------------------------------------------------------------------------



                                                                                                         Annex I
Name and Address of Beneficial Owner                     Shares Beneficially Owned           Percent Ownership
                                                                                           of Outstanding Shares
 (i)  5% Shareholders


[TO COME]

(ii) Trustees and Trustee Nominees                                                                   *
     Charles P. Biggar                                                                               *
     S. Leland Dill                                                                                  *
     Martin J. Gruber                                                                                *
     Richard Hale                                                                                    *
     Richard J. Herring                                                                              *
     Bruce E. Langton                                                                                *
     Phillip Saunders, Jr.                                                                           *
     Harry Van Benschoten                                                                            *

(iii)Executive  Officers                                                                             *
     John A. Keffer                                                                                  *
     Daniel O. Hirsch                                                                                *
     Charles A. Rizzo                                                                                *

(iv) Trustees and Executive Officers                                                                 *
     as a Group

* The Trustees, the Trustee Nominees, the executive officers of the Trust and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II
[Bankers Trust]

[TO COME]

II.      Morgan Grenfell Inc.

[TO COME]

                                                                       EXHIBIT A

            [FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]


         AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [_____________________] (herein called the "Investment Adviser") [and [____________] (herein called the "Investment Subadviser")].

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

         WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

         WHEREAS, the Investment Adviser desires to retain the Investment subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;]

         NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

         In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [Investment Adviser] [Investment Subadviser] to act as [investment adviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:

                  (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

                  (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the [Investment Adviser] [Investment Subadviser] with respect to the accounts as to which it exercises investment discretion; and

                  (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may request.

         3. [Subject to the provisions of this Agreement, the duties of the Investment Subadviser, the portion of portfolio assets that the Subadviser shall manage, and the fees to be paid the Investment Subadviser by the Investment Adviser under and pursuant to this Agreement may be adjusted form time to time by the Investment Adviser with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act.](1)

         4. Services Not Exclusive. The investment advisory services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon request of the Trust. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

         6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the [Trust] [Investment Adviser] will pay the [Investment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.


---------------------
1      Provision contained in the form of Investment Subadvisory Agreement only.

8. Limitation of Liability of the Investment Adviser: Indemnification.

                  (a) The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

                  (b) Subject to the exceptions and limitations contained in
Section 7(c) below:

                           (i) the [Investment Adviser] [Investment Subadviser]
(hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Adviser] [Investment Subadviser] of the Fund, and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or
"proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (c) No indemnification shall be provided hereunder to a Covered Person:

                           (i) who shall have been adjudicated by a court or
body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

                           (ii) in the event of a settlement, unless there has
been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                                    (A) by the court or other body approving the
 settlement; or

                                    (B) by at least a majority of those
Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                                    (C) by written opinion of independent legal
counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

                  (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

                  (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the [Trust] [Investment Adviser] nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

         9. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Investment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust[[Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment' shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

         10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

         11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

                  (a) The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:

                  (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

                  (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

                  (d) The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

         12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby covenants and agrees that, so long as this Agreement shall remain in effect:

                  (a) The [Investment Adviser] [Investment Subadviser] shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

                  (b) The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

         13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the [Investment Adviser] [Investment Subadviser], Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 or (b) to the Trust, c/o BT Alex. Brown, Inc., One South Street, Baltimore, Maryland 21202.

         14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the Trust under this Agreement.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ______________________________, without reference to principles of conflicts of law. The Trust is organized under the laws of _____________________ pursuant to a ______________ dated ______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                   [SIGNATORIES]

                                    EXHIBIT A

                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                         MADE AS OF ____________________
                                     BETWEEN
                     [Trust Name] AND [____________________]

Fund                                                     Investment Advisory Fee

                               FORM OF PROXY CARD


                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT Institutional Funds
[BT ALEX. BROWN]                                                                    Institutional Daily Assets Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                  One South Street
                                                                                       Baltimore, Maryland 21202
One South Street
Baltimore, Maryland 21202-3220                                               PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                              11:00 a.m., Eastern time, on October 8, 1999

                                                                             The undersigned hereby appoints Daniel O. Hirsch and
                                                                    Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the
                                                                    Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                             All properly executed proxies will be voted as
                                                                    directed. If no instructions are indicated on a properly
                                                                    executed proxy, the proxy will be voted FOR approval
                                                                    of Proposals IA, IB, IC, II and III. All ABSTAIN votes
                                                                    will be counted in determining the existence of a quorum
                                                                    at the Special Meeting and, for Proposals IA, IB and IC,
                                                                    as votes AGAINST the applicable Proposal.

 To vote by Telephone                                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                                TRUSTEES WITH RESPECT TO YOUR FUND.
 1) Read the Proxy Statement and have the Proxy card below at       THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA,
    hand.                                                                              IB, IC, II AND III.
 2) Call 1-800-690-6903.
 3) Enter the 12-digit control number set forth on the Proxy        UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
    card and follow the simple instructions.                        BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.
 To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                                                                                KEEP THIS PORTION FOR YOUR RECORDS.


                                            DETACH AND RETURN THIS PORTION ONLY.
                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INSTITUTIONAL DAILY ASSETS FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of         |_|         |_|              |_|          All Except" and write
     the Board.                                                                                             the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
Vote on Proposals

IA.  Approval of New                                                III. Ratification of the
     Investment Advisory                                                 selection of
     Agreement with Bankers                                              PricewaterhouseCoopers
     Trust Company           FOR []   AGAINST []   ABSTAIN []            LLP as the independent
                                                                         accountants of the Fund
                                                                         and its corresponding
                                                                         Portfolio.              FOR []   AGAINST  []    ABSTAIN  []
IB.  Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.           FOR []   AGAINST []   ABSTAIN []
                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting

                                                                    Receipt of the Notice and the Proxy Statement, dated August
IC.  Approval of New                                                23, 1999 (the "Proxy Statement"), is hereby acknowledged.
     Investment Sub-advisory
     Agreement with Bankers
     Trust Company            FOR []   AGAINST []   ABSTAIN []




------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date


                                                                 August 23, 1999

                                 IMPORTANT NEWS
                   FOR SHAREHOLDERS OF BT INSTITUTIONAL FUNDS


                  Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

Q.       What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

         Deutsche Bank now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United Kingdom and Asia and will manage $256 billion in assets globally.

         To ensure that Bankers Trust may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

         THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.       Why am I being asked to vote on the new advisory agreements?

A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q.       How does the merger affect my BT Mutual Fund?

A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Board of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

Q.       Have the investment advisory fees remained the same?

A.       Yes.

Q.       What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q. How does the Board of Trustees of my BT Mutual Fund recommend that I vote?

A. After careful consideration, the Board of Trustees of your BT Mutual Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.       Whom do I call for more information?

A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-732-6168.

Q.       How can I vote my shares?

A.       You may choose from one of the following options to vote your shares:

              o By mail, with the enclosed proxy card(s) and return envelope.
              o By telephone, with a toll-free call to the telephone number that appears on your proxy card.
              o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site
              o In person at the shareholder meeting (see details enclosed in proxy statement)

Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

A.       No, Bankers Trust will bear these costs.

Q.       What happens if I own shares in more than one BT Mutual Fund?

A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card(s) promptly.

August 23, 1999

Dear Shareholder:

On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

          Important information about the changes:

          o The merger has no effect on the number of shares you own or the value of those shares.

          o The advisory fees payable under the new advisory agreements have not increased.

          o The investment objective and policies of your mutual fund investment have not changed.

In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

         What you need to do:

         o Read all enclosed materials including the Questions & Answers section.

         o  Choose one of the following options to vote:

1. By Mail: Complete the enclosed proxy card and return in postage-paid enveloped provided by (dd/mm/yy).
2.       By Telephone: Call Toll-Free # on your proxy card by (dd/mm/yy).
3.       By Internet: Logon to WWW.proxyvote.com  by (dd/mm/yy)

4.       Attend Shareholder Meeting (details enclosed)

Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Sincerely,

[INSERT MR. HIRSCH'S SIGNATURE]

Daniel O. Hirsch

Secretary

BT Mutual Funds


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